EXHIBIT 99.1

FOR IMMEDIATE RELEASE

                    THE FIRST CONNECTICUT CAPITAL CORPORATION
               ANNOUNCES RESULTS OF ANNUAL STOCKHOLDERS' MEETING

SHELTON, CONNECTICUT, JUNE 3, 2003 - The First Connecticut Capital Corporation (OTCBB: FCCC) announced today the results of the voting at its annual stockholders' meeting held earlier in the day.

At the meeting, the stockholders voted to approve the Asset Purchase Agreement, dated June 28, 2002, as amended, for the sale of the Company's mortgage business (the "Asset Sale") to a company organized by members of the Board of Directors, including Lawrence R. Yurdin the current President and Chief Executive Officer of the Company. The Asset Sale will include all of the assets (excluding cash and deferred income taxes) of the mortgage business, subject to the assumption of all liabilities and other obligations, including contingent liabilities.

The stockholders also voted to approve the Stock Purchase Agreement, dated June 28, 2002, as amended, for the issuance and sale (the "Stock Sale") to Bernard Zimmerman, of Weston, Connecticut, and Martin Cohen, of New York City, New York or their affiliates, for a purchase price of $250,000 in cash, a total of 250,000 shares of Common Stock of the Company, together with Five-Year Warrants to purchase an additional 200,000 shares of Common Stock, exercisable at a price of $1.00 per share.

The simultaneous closings of the Asset Sale and the Stock Sale are currently scheduled to occur in the latter part of this month, subject to reasonable extension.

The stockholders also voted to elect the following individuals to the Company's Board of Directors:

           o Martin Cohen, New York, NY
           o Michael L. Goldman, Fairfield, CT
           o Lawrence R. Yurdin, Shelton, CT
           o Bernard Zimmerman, Weston, CT
           o Jay J. Miller, New York, NY

The stockholders also voted to approve the Company's 2002 Equity Incentive Plan and voted to approve an amendment to the Company's Certificate of Incorporation, as amended, to change the name of the Company to "FCCC, Inc."

The stockholders also voted to ratify the appointment of Saslow Lufkin & Buggy, LLP as the auditors of the Company for the fiscal year ending March 31, 2003.

All of the matters that were voted upon by the stockholders of the Company at the Annual Meeting of Stockholders are described in the Company's Proxy Statement dated April 10, 2003.

Contact:
The First Connecticut Capital Corporation
Lawrence R. Yurdin, (203) 944-5400


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FORWARD-LOOKING STATEMENTS MADE IN THIS RELEASE ARE MADE PURSUANT TO THE SAFE
HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS RELEASE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED IN FORWARD-LOOKING STATEMENTS AND PROJECTIONS. RISKS AND UNCERTAINTIES THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THE ABILITY OF THE COMPANY TO CLOSE THE TRANSACTIONS DESCRIBED IN THE ASSET PURCHASE AGREEMENT AND THE STOCK PURCHASE AGREEMENT, THE EFFECTS ON THE COMPANY IF THE CLOSINGS ARE NOT COMPLETED, THE UNCERTAINTY AS TO WHAT DIVIDENDS, IF ANY, STOCKHOLDERS WILL RECEIVE IF THE SALE IS COMPLETED, THE EFFECT THAT A DELAY IN THE CLOSING OF THE TRANSACTIONS MIGHT HAVE ON THE PROCEEDS FROM THE SALE OR ASSETS REMAINING AFTER THE SALE AND OTHER RISK FACTORS DETAILED IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS. OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE WERE ALSO INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF SUCH OTHER ASSUMPTIONS TO BE REALIZED, AS WELL AS OTHER FACTORS, MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE SUCH FORWARD-LOOKING STATEMENTS OR ANY PROJECTIONS TO REFLECT ACTUAL RESULTS, CHANGES IN ASSUMPTIONS OR CHANGES IN OTHER FACTORS AFFECTING SUCH FORWARD-LOOKING STATEMENTS, EXCEPT TO THE EXTENT NECESSARY TO MAKE SUCH STATEMENTS AND PROJECTIONS NOT MISLEADING.




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